Exhibit 99.4
Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$34	$55	$95	$15	$200	$19
2	Pinnacle West Energy	(22)	(14)	1	(23)	(58)	(50)
3	APS Energy Services	2	1	1	(1)	3	(13)
4	SunCor	2	4	4	31	41	(5)
5	El Dorado	—	34	—	—	33	34
6	Parent Company	15	(6)	3	16	28	37

7	Income From Continuing Operations	31	74	104	38	247	22

8	Income (Loss) From Discontinued Operations — Net of Tax	—	(1)	1	(4)	(4)	(20)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$31	$73	$105	$34	$243	$2

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.38	$0.60	$1.04	$0.16	$2.18	$0.20
12	Pinnacle West Energy	(0.24)	(0.15)	0.01	(0.25)	(0.63)	(0.55)
13	APS Energy Services	0.02	0.01	0.01	(0.01)	0.03	(0.15)
14	SunCor	0.02	0.04	0.05	0.34	0.45	(0.05)
15	El Dorado	—	0.37	—	—	0.36	0.37
16	Parent Company	0.15	(0.06)	0.03	0.17	0.30	0.40

17	Income From Continuing Operations	0.33	0.81	1.14	0.41	2.69	0.22

18	Income (Loss) From Discontinued Operations — Net of Tax	0.01	(0.02)	0.01	(0.04)	(0.03)	(0.19)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.34	$0.79	$1.15	$0.37	$2.66	$0.03

21	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55	$32.14	$32.14	$1.17

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	91,376	91,400	91,491	91,779	91,532	127
23	End of Period	91,310	91,309	91,443	91,793	91,793	505

See Glossary of Terms.	Page 14 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$189	$245	$360	$190	$984	$27
25	Business	211	257	289	222	979	26

26	Total retail	400	502	649	412	1,963	53
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	4	6	3	16	1
28	Off-system sales	—	—	—	—	—	—
29	Transmission for others	8	8	8	8	32	5
30	Other miscellaneous services	4	6	8	6	24	(2)

31	Total regulated electricity	415	520	671	429	2,035	57

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	89	110	91	111	401	9

33	Total operating electric revenues	$504	$630	$762	$540	$2,436	$66

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,410	2,722	4,028	2,368	11,528	381
35	Business	3,051	3,602	3,937	3,236	13,826	410

36	Total retail	5,461	6,324	7,965	5,604	25,354	791
	Wholesale electricity delivered
37	Traditional contracts	138	195	210	167	710	210
38	Off-system sales	—	—	—	—	—	—
39	Retail load hedge management	169	731	943	889	2,732	1,639

40	Total regulated electricity	5,768	7,250	9,118	6,660	28,796	2,640

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	5,696	7,143	8,995	8,348	30,182	1,380

42	Total electric sales	11,464	14,393	18,113	15,008	58,978	4,020

See Glossary of Terms.	Page 15 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	—	—	—	—	—	—
45	Interest on deferred fuel	—	—	—	—	—	—
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power regulatory asset — ending balance	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$12	$22	$13	$16	$63	$(2)
49	Mark-to-market reversals on realized sales (b)	1	(4)	(3)	—	(6)	—
50	Change in mark-to-market value of forward sales	8	4	5	6	23	35

51	Total gross margin	$21	$22	$15	$22	$80	$33

	By Pinnacle West Entity

52	Parent company marketing and trading division	$12	$11	$9	$12	$44	$49
53	APS	(5)	—	2	(2)	(5)	(13)
54	Pinnacle West Energy	10	7	—	10	27	19
55	APS Energy Services	4	4	4	2	14	(22)

56	Total gross margin	$21	$22	$15	$22	$80	$33

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the total year 2004. A $6 million realized gain is included in the $63 million on line 48 for the total year 2004.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 16 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	855,754	852,594	856,353	871,575	859,069	30,703
58	Business	105,502	106,517	107,583	108,860	107,115	4,019

59	Total	961,256	959,111	963,936	980,435	966,184	34,722
60	Wholesale customers	81	82	85	77	81	15

61	Total customers	961,337	959,193	964,021	980,512	966,265	34,737

62	Customer growth (% over prior year)	3.4%	3.8%	3.9%	3.9%	3.7%	0.4%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,371	2,762	4,231	2,340	11,704	825
64	Business	2,998	3,616	4,005	3,252	13,870	467

65	Total	5,369	6,378	8,236	5,592	25,574	1,292

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,816	3,193	4,704	2,717	13,418	(39)
67	Business	28,919	33,816	36,595	29,726	129,392	(1,137)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,770	3,240	4,941	2,686	13,624	491
69	Business	28,422	33,944	37,227	29,871	129,495	(511)

	ELECTRICITY DEMAND (MW)

70	System peak demand	3,979	5,632	6,402	4,432	6,402	70

See Glossary of Terms.	Page 17 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,148	1,860	2,364	1,812	8,184	(131)
72	Coal	2,887	3,035	3,417	3,327	12,666	1,300
73	Gas, oil and other	367	1,339	2,547	1,074	5,327	(764)

74	Total generation production	5,402	6,234	8,328	6,213	26,177	405

	Purchased power
75	Firm load	701	1,532	1,068	1,024	4,325	1,214
76	Marketing and trading	5,506	7,167	9,301	8,218	30,192	2,443

77	Total purchased power	6,207	8,699	10,369	9,242	34,517	3,657

78	Total energy sources	11,609	14,933	18,697	15,455	60,694	4,062

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	88%	77%	96%	74%	84%	(3)%
80	Coal	77%	81%	90%	88%	84%	8%
81	Gas, oil and other	5%	20%	38%	12%	18%	(10)%
82	System average	44%	50%	64%	48%	51%	(4)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
83	Nuclear	135	233	13	261	161	29
84	Coal	149	153	63	61	107	(163)
85	Gas	49	47	39	34	42	(163)

86	Total	333	433	115	356	310	(296)

See Glossary of Terms.	Page 18 of 31

Last Updated 2/1/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$43.73	$50.36	$51.86	$51.23	$49.30	$0.70
88	SP15	$48.37	$54.73	$57.09	$60.62	$55.20	$3.82
	Off-Peak
89	Palo Verde	$33.66	$33.74	$33.37	$38.21	$34.75	$2.72
90	SP15	$36.90	$37.32	$37.18	$43.07	$38.62	$3.96

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	273	1,598	2,471	352	4,694	(205)
92	Heating degree-days	552	11	—	422	985	249
93	Average humidity	39%	19%	26%	45%	32%	1%
	10-Year Averages
94	Cooling degree-days	80	1,491	2,540	420	4,531	420
95	Heating degree-days	521	36	—	415	972	415
96	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
97	Single-family	10,045	13,636	14,111	10,325	48,117	8,466
98	Multi-family	1,757	1,324	2,149	2,356	7,586	859

99	Total	11,802	14,960	16,260	12,681	55,703	9,325

	Arizona Job Growth (c)
100	Payroll job growth (% over prior year)	2.7%	3.3%	3.6%	3.9%	3.4%	2.0%
101	Unemployment rate (%, seasonally adjusted)	5.2%	5.1%	4.9%	4.6%	5.0%	(0.7)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 19 of 31